UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

DRIFTWOOD VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in that Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2008, which is incorporated by reference herein, on July 7, 2008, Driftwood Ventures, Inc. (the “Company”) consummated an initial closing of a financing (the “Financing”) to raise an aggregate of up to $7,000,000 through the sale of senior secured convertible notes (the “Notes”), coupled with the issuance of an aggregate of up to 6,363,636 warrants to purchase common stock of the Company (the “Warrants”), pursuant to a Note Purchase Agreement entered into by and among the Company and the purchasers listed on the schedule thereto (the “Note Purchase Agreement”). The Note Purchase Agreement provided for subsequent closings whereby the Company may issue additional Notes and Warrants to one or more additional purchasers at any time and from time to time on or before July 15, 2008. On July 15, 2008, the parties to the Note Purchase Agreement agreed to: (i) increase the amount of Notes offered in the Financing to an aggregate amount of up to $9,000,000, (ii) increase the amount of Warrants issuable in connection with the Financing to up to 8,181,818 and (iii) extend the offering period until July 31, 2008, as set forth in the Amendment to the Note Purchase Agreement, attached hereto as Exhibit 10.1 and incorporated by reference herein.

Additionally, as disclosed in that Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2008, which is incorporated by reference herein, on July 7, 2008, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Green Screen Interactive Software, Inc. (“Green Screen”), pursuant to which the Company provided a bridge loan of $7,000,000 to Green Screen. On July 15, 2008, the Company and Green Screen entered into an amendment to the Securities Purchase Agreement (the “Amendment to the Securities Purchase Agreement”), pursuant to which the Company and Green Screen agreed that the Company may make advances to Green Screen in the aggregate principal amount of up to $9,000,000, which such additional advances will be made in the sole discretion of the Company for additional operating capital for Green Screen. The Amendment to the Securities Purchase Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits:

Exhibit	Description
10.1	Amendment to Note Purchase Agreement, by and among Driftwood Ventures, Inc. (the “Company”), Trinad Capital Master Fund, Ltd., Back Bay LLC and Cipher 06 LLC, dated as of July 15, 2008.
10.2	Amendment to Securities Purchase Agreement, by and between the Company and Green Screen Interactive Software, Inc., dated as of July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2008

DRIFTWOOD VENTURES, INC.

By:	/s/ Charles Bentz
Name: Charles Bentz
Title: Chief Financial Officer